UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006 (March 27, 2006)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

3900 Essex Lane, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Letter Agreement - Peter A. Ragauss
Restated Retirement & Consulting Agmt - G. Stephen Finley
News Release

Item 1.01     Entry into a Material Definitive Agreement.
On March 27, 2006, Baker Hughes Incorporated (the “Company”) entered a Letter Agreement, effective April 26, 2006, with Peter A. Ragauss, the newly appointed Senior Vice President and Chief Financial Officer of the Company (the “Ragauss Letter Agreement”). A brief description of the terms and conditions of this Ragauss Letter Agreement is contained in Item 5.02 of this Form 8-K and incorporated into this Item 1.01 by reference.
On March 29, 2006, G. Stephen Finley, Senior Vice President-Finance & Administration and Chief Financial Officer of the Company agreed to postpone his retirement from the Company until April 30, 2006 and will continue to serve in his current capacity until Mr. Ragauss assumes the responsibility of Senior Vice President & Chief Financial Officer on April 26, 2006. Mr. Finley’s Retirement and Consulting Agreement dated November 1, 2005 and clarification letter dated February 15, 2006 (filed as Exhibit 10.9 to the Company’s Form 10-K for its fiscal year ended December 31, 2005) have each been amended and restated to reflect the change of the effective date of Mr. Finley’s retirement and consulting agreement in a Restated Retirement and Consulting Agreement.
The foregoing description of the Restated Retirement and Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the applicable agreement which is filed with this Form 8-K as Exhibit 10.2 and incorporated into this Item 5.02 by reference.
Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On March 28, 2006, the Company announced that Peter A. Ragauss, 48, has been appointed as Senior Vice President and Chief Financial Officer as of April 26, 2006. Mr. Ragauss has served as Segment Controller of Refining and Marketing for British Petroleum (“BP”) in London, England, since 2003. Mr. Ragauss served as Chief Executive Officer of Air BP from 2000 to 2003 and as Assistant to the Group Chief Executive of BP from 1998 to 2000.
Pursuant to the Ragauss Letter Agreement, Mr. Ragauss will be entitled to a base salary of $525,000 per annum with an expected value bonus level of 65% of base salary. Mr. Ragauss’ bonus is contingent on predetermined performance goals approved by the Compensation Committee of the Board of Directors for 2006 and subsequent years. Under the Company’s 2002 Director & Officer Long-Term Incentive Plan, Mr. Ragauss will receive a restricted stock award of 25,344 shares of the Company’s common stock, a stock option grant of 32,709 shares and a performance unit award in the amount of 7,875 units each effective as of April 26, 2006 and subject to vesting requirements. In addition, Mr. Ragauss will be eligible to participate in other benefits plans and programs on similar terms as other senior executives of the Company.

The Company and Mr. Ragauss will enter into a Change in Control Severance Agreement effective as of April 26, 2006. The Change in Control Agreement defines the benefits Mr. Ragauss would receive in connection with certain change in control, or a potential change in control, events coupled with his loss of employment. If eligible, Mr. Ragauss would receive certain benefits, including a lump sum payment based on three times a salary and bonus formula, continuation of health and insurance benefits for 36 months, a payment for incentive and benefit plans participation and a gross-up payment in respect of excise taxes.
The Company will enter into an Indemnification Agreement with Mr. Ragauss dated as of April 26, 2006, which requires the Company to indemnify Mr. Ragauss against certain liabilities that may arise by reason of his status or service as a Senior Vice President and Chief Financial Officer, to advance his expenses incurred as a result of a proceeding as to which he may be indemnified and to cover such person under any directors’ and officers’ liability insurance policy the Company chooses to maintain. The Indemnification Agreement is intended to provide indemnification rights to the fullest extent permitted under applicable indemnification rights statutes in the State of Delaware and shall be in addition to any other rights Mr. Ragauss may have under the Company’s Restated Certificate of Incorporation, Bylaws and applicable law.
The foregoing description of the Ragauss Letter Agreement, Change in Control Severance Agreement and Indemnification Agreement do not purport to be complete and are qualified in their entirety by reference to the applicable agreement which is filed with this Form 8-K as Exhibit 10.1 in the case of the Ragauss Letter Agreement and as Exhibits 10.11 and 10.12 to the Company’s Annual Report on form 10-K for the fiscal year ended December 31, 2005 for the Change in Control Severance Agreement and the Indemnification Agreement and all of which are incorporated into this Item 5.02 by reference.
Mr. G. Stephen Finley, the Company’s Senior Vice President — Finance & Administration and Chief Financial Officer, agreed to postpone his retirement from the Company until April 30, 2006 and will continue to serve in this capacity until Mr. Ragauss assumes the responsibility of Senior Vice President & Chief Financial Officer on April 26, 2006. The terms of Mr. Finley’s retirement and service as a consultant remained the same except for the one material change of the effective date to April 30, 2006 in the restatement. Mr. Finley’s Restated Retirement and Consulting Agreement dated March 29, 2006 is filed with this Form 8-K as Exhibit 10.2 and incorporated into this Item 5.02 by reference.
Item 7.01 Regulation FD Disclosure.
On March 28 2006, the Company issued a news release announcing the appointment of Peter A. Ragauss as its Senior Vice President and Chief Financial Officer effective on April 26, 2006. G. Stephen Finley has agreed to postpone his retirement from the Company until April 30, 2006 and will continue to serve as Senior Vice President — Finance & Administration and Chief Financial Officer until Mr. Ragauss assumes the responsibility of Senior Vice President & Chief Financial Officer on April 26, 2006.

A copy of the news release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
10.1	—	Letter Agreement between Peter A. Ragauss and Baker Hughes Incorporated dated as of March 27, 2006.

10.2	—	Restated Retirement and Consulting Agreement between G. Stephen Finley and Baker Hughes Incorporated dated as of March 29, 2006.

99.1	—	News Release of Baker Hughes Incorporated dated March 28, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: March 31, 2006	By:	/s/Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between Peter A. Ragauss and Baker Hughes Incorporated dated March 27, 2006.

10.2	Restated Retirement and Consulting Agreement between G. Stephen Finley and Baker Hughes Incorporated dated March 29, 2006.

99.1	News Release dated March 28, 2006.